Exhibit 99.2

McEwen Copper Update, Excitement in Argentina:

Milei Magic Is Turbocharging Foreign Investments

US$4.4 Billion Copper Transaction by BHP and Lundin Mining

Los Azules Infill Drilling Confirmed High Grade Copper Zone

Infill Drill Highlights:

AZ24375: 217 meters of 1.11 % Cu, incl. 100 meters of 1.32 % Cu

AZ24335: 158 meters of 0.84 % Cu, incl. 78.5 meters of 1.10 % Cu

AZ24403: 276 meters of 0.86 % Cu, incl. 160 meters of 0.96 % Cu

AZ24320: 146 meters of 0.89 % Cu

AZ24332: 119.6 meters of 0.72 % Cu

TORONTO, August 8, 2024 (GLOBE NEWSWIRE) - McEwen Copper Inc., 48.3% owned by McEwen Mining Inc. (NYSE: MUX) (TSX: MUX), is pleased to comment on the excitement in Argentina that includes:

•	Remarkable new legislation introduced by President Milei to encourage large domestic and foreign investments in the country;

•	A US$4.4 Billion transaction led by BHP, the world’s largest mining company, and Lundin Mining to acquire two copper deposits located in the same province in Argentina as Los Azules;

•	At Los Azules, infill drilling during the 2023-24 season upgraded the resource categories, validated the geological model and confirmed the high-grade zone. Resource drilling for the Los Azules Feasibility Study is now complete, and the study remains on track for delivery in early 2025.

Remarkable and Welcoming Legislation – Milei Magic

President Milei’s government introduced legislation that has rolled out the welcome mat for large-scale domestic and foreign direct investments in Argentina.

This legislation recently approved by Argentina’s government is called "Bases and Starting Points for the Freedom of Argentines" and includes the Incentive Regime for Large Investors (RIGI), offering significant tax and foreign exchange incentives to encourage domestic and direct foreign investment in key sectors of the economy, including mining.

This program addresses most of all past stumbling blocks for sustained development of the mining sector in Argentina, and it's a huge step in the right direction.

We are excited about these changes as they open the door for many infrastructure investments in Argentina and significantly improve the economics of the Los Azules project and lower risks for investors. Details of the legislation are found in Appendix A - More Information on RIGI and you can click here for the official summary.

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US$4.4 Billion Copper Transaction

Last week, BHP, the world’s largest mining company, and Lundin Mining announced a US$4.4 Billion transaction through which they have agreed to jointly acquire the two copper deposits Filo del Sol and Josemaria located in the same San Juan province of Argentina as Los Azules.

We believe that this transaction is a convincing demonstration of San Juan and Argentina´s attractiveness for large-scale mining projects and evidence of Argentina moving towards becoming a Tier 1 mining jurisdiction. Click on these links to read details of the transaction, in press releases by BHP, Lundin Mining, and Filo Corp.

Los Azules Infill Drilling Highlights Confirming High Grade Copper Zone

At Los Azules, infill drilling upgraded the resource categories, validated the geological model and confirmed the high-grade zone. During the 2023-24 drilling season over 70,000 meters (m) were completed, that have strengthened the interpretation of the geological model in addition to extending the supergene enrichment zone mineralization, both at the edges and to depth.

Resource drilling for the Los Azules Feasibility Study is now complete, and the study remains on track for delivery in early 2025.

Drilling Highlights

•	Hole AZ24375, drilled to a depth of 369 m, returned 217 m of 1.11 % Cu in the enriched zone, including 100 m of 1.32 % Cu.

•	Hole AZ24335, drilled to a depth of 227.5 m, returned a 158 m intercept of 0.84% Cu within the enriched zone, including 78.5 m of 1.10 % Cu.

•	Hole AZ24403, drilled to a depth of 427 m, returned a 276 m intercept of 0.86% Cu within the enriched zone, including 160 m of 0.96 % Cu.

•	Hole AZ24320, drilled to a depth of 204 m, returned 146 m of 0.89% Cu in the enriched zone.

•	Hole AZ24332, drilled to a depth of 255.6 m, returned 119.6 m of 0.72% Cu in the enriched zone.

The 2023-2024 drill campaign successfully achieved its objective of infilling existing drill hole data to support the conversion of resources to Measured or Indicated Mineral Resources to include in the Los Azules Feasibility Study. In addition, geotechnical, metallurgical, hydrogeological and condemnation drilling was carried out.

The locations of the highlighted results are presented in 8 figures. A plan or aerial view of the resources and the outline of the PEA pit are shown in Figure 1. Figures 2 to 7 show recent drilling in relation to the overburden, the leached, enriched and primary zones, and the 30-year pit shell of the 2023 Preliminary Economic Assessment (PEA) (marked by the green line in the sections). Figure 8 represents a cross section with recent drill data and inferred geology.

Drill results and location information for this press release are available in Appendix B - Detailed Data From the 2023-2024 Drilling Campaign at Los Azules.

Figure 1 shows a plan view of the location of the sections and drill holes reported in this press release. All cross sections are 50 m equidistant from each other, with the lowest numbered section starting from the southern end of the deposit. Shown in blue are the collars of the drill holes included in this news release.

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Figure 1 – Plan View Location of Cross-sections and Drill Holes Reported in This News Release

The section marked on Figure 1 by the red dashed line is presented in Figure 2 as the longitudinal view looking northeast and indicating the location of the reported holes. Note the position of the highlighted holes within the zone of enriched (or supergene) mineralization and how they mostly ended in mineralized material, indicating the potential for mineralization to continue at depth. The length of the enriched zone on this section is 3.9 kilometers. The enriched zone now continues beyond the southern limit of the PEA mineable pit shell.

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Figure 2 - Longitudinal Section (Looking Northeast)

Figure 3 shows a 217 m intercept of 1.11 % Cu (AZ24375) and includes a 100 m interval of 1.32% Cu within the enriched zone. This hole infills a data gap within the center of the deposit and confirms the continuity of higher-grade mineralization.

Figure 3 - Section 45 - Drilling, Mineralized Zones and 30-Year PEA Pitshell (Looking Northwest)

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Figure 4 shows an intercept of 276 m of 0.86 % Cu (AZ24403) that includes 160 m of 0.96% Cu in the enriched zone. This hole also infills a drilling gap in the center of the deposit with higher grade mineralization.

Figure 4 - Section 43 - Drilling, Mineralized Zones and 30-Year PEA Pitshell (Looking Northwest)

Figure 5 shows a 146 m intercept of 0.89 % Cu (AZ24320). The drill hole extends high grade mineralization to the west of a previously drilled hole (AZ22152MET).

Figure 5 - Section 32 - Drilling, Mineralized Zones and 30-Year PEA Pitshell (Looking Northwest)

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Figure 6 shows an intercept of 158 m of 0.84 % Cu (AZ24335) that includes 78.5 m of 1.10% Cu within the enriched zone. The drill hole ended in mineralized material, indicating the potential for mineralization to continue at depth within the enriched zone, as indicated by previously released drill holes.

Figure 6 - Section 31 - Drilling, Mineralized Zones and 30-Year PEA Pitshell (Looking Northwest)

Figure 7 shows a 119.6 m intercept of 0.72 % Cu (AZ24332) in the enriched zone. This hole extends the higher-grade mineralization seen previously in AZ23309 in the central portion of the enriched zone towards the east and at depth.

Figure 7 - Section 28 - Drilling, Mineralized Zones and 30-Year PEA Pitshell (Looking Northwest)

Geological Model - Interpretation and Its Relationship with the Copper Mineralization

Geological understanding of the Los Azules deposit has increased significantly with the drilling performed from 2022 to 2024. A series of copper-bearing early and inter-mineral porphyry dikes and hydrothermal magmatic breccias are cutting across a pre-mineral diorite intrusive. The dikes dip steeply to the east in their northwest-southeast orientations.

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All rock types contain variable copper mineralization, depending on their position within the deposit’s vertical profile. From top to bottom, the zoning includes leached, supergene (enriched) and primary (hypogene), which are characteristic of many porphyry copper deposits worldwide.

Hypogene mineralization, associated with the early mineral porphyry and proximal host rock, is characterized by a stockwork of abundant type A veinlets containing quartz, pyrite, and chalcopyrite. In much of the deposit’s footprint, mineralization encountered at depth strongly indicates the potential to extend further, beyond 1,000 meters.

The supergene copper enrichment process created higher grades in the early mineral porphyry and associated hydrothermal magmatic breccias, and lower grades in the less permeable pre-mineral pluton and inter-mineral porphyries. The supergene mineralization will be the principal mineral feed for the leach pad for the Feasibility Study.

In Figure 8 Section 29 shows, in its central part, the early mineral porphyry (purple color) intruding or cutting the pre-mineral diorite (light green color). To a lesser extent, thin inter-mineral porphyry dikes (light blue color), affect both the early mineral porphyry and the pre-mineral diorite. The early mineral porphyry is the primary source of copper mineralization in the deposit.

Figure 8 - Recent Drill Data and Inferred Geology in Cross Section 29

Technical Information

The technical content of this press release has been reviewed and approved by Darren King, Director of Exploration of McEwen Copper, who serves as the qualified person (QP) under the definitions of National Instrument 43-101.

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All tasks, including the collection of samples for geochemical analysis, were carried out in accordance with generally accepted mining industry standards. Drill core samples were analyzed by Alex Stewart International laboratory, located in the Province of Mendoza, Argentina, whose assays consisted of: gold analysis by fire fusion assay and an atomic absorption spectroscopy finish (Au4-30); multiple element studies by ICP-OES analysis (ICP-AR 39); determination of copper content by sequential copper analysis (Cu-Sequential LMC-140). In addition, and for samples with high sulfide content (Cu, Ag, Pb and Zn) and exceeding the limits of analysis, an ICP-ORE type analysis was performed.

The company is conducting a quality control/assurance program In accordance with NI 43-101, and industry best practices, using a combination of standards and blanks on approximately one out of every 25 samples. Results are monitored as final certificates are received and any re-assay requests are sent immediately. Analysis of pulp and preparation samples is also performed as part of the quality control process. Approximately 5% of the sample pulps are sent to a secondary laboratory for control purposes. In addition, the laboratory performs its own internal quality control checks, and the results are made available on certificates for company review.

ABOUT MCEWEN COPPER

McEwen Copper is a well-funded, private company that owns 100% of the large, advanced-stage Los Azules copper project, located in the San Juan province, Argentina. McEwen Copper is a 48.3%-owned private subsidiary of McEwen Mining, which trades under the ticker MUX on NYSE and TSX.

Los Azules is being designed to be distinctly different from a conventional copper mine by consuming significantly less water, emitting much lower carbon, progressing towards carbon neutral by 2038, and being powered by 100% renewable electricity once in operation. The updated Preliminary Economic Assessment (PEA) released in June 2023 projects a long life of mine, short payback period, low production cost per pound, high annual copper production, and a 21.2% after-tax IRR.

ABOUT MCEWEN MINING

McEwen Mining is a gold and silver producer with operations in Nevada, Canada, Mexico, and Argentina. McEwen Mining also owns a 48.3% interest in McEwen Copper, which is developing the large, advanced-stage Los Azules copper project in Argentina. The Company’s objective is to improve the productivity and life of its assets with the goal of increasing the share price and providing investor yield. Rob McEwen, Chairman and Chief Owner, has a personal investment in the companies of US$225 million. His annual salary is US$1.

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Appendix A

- More Information on RIGI -

The RIGI grants a series of benefits in tax, customs and foreign exchange regulations for investment projects in the mining sector that comply with the requirements set up by the law.

The main requirements for beneficiaries of RIGI are as follows:

•	The amount for an investment to qualify within the regime will be >US$200 million, as determined for different industries by the regulations.

•	Export projects with investments greater than US$1 billion are considered strategic and have additional benefits.

•	At least 40% of the minimum amount must be invested in the first two years.

•	The regime will be open to applications for 2 years. The application period can be extended for 1 more year. The investment can be completed after the application period.

•	The use of incentives may require collateral.

The Los Azules project is believed to be able to meet all criteria to be considered a strategic project under the terms of the RIGI legislation.

The main benefits to the beneficiaries of the RIGI are the following:

1.	Income Tax

•	Corporate income tax rate is reduced from the current 35% to 25%.

•	Equipment is subject to accelerated depreciation in 2 years, and infrastructure and cost of mine in 60% of its useful life.

•	Net Operating Losses (NOLs) can be carried forward without a time limit. After a 5-year carry forward, NOLs can be transferred (sold) to third parties. NOLs are adjusted for inflation.

•	Interest is deductible without limitations during the first 5 years even when the lender is foreign related party.

•	Dividend payments are subject to tax at 7%, which will be reduced to 3.5% after 7 years.

•	In the case of Strategic Export projects, payments to foreign beneficiaries for technical assistance are not subject to withholding tax. Other payments to foreign beneficiaries are capped at 10.5% withholding with no grossing up.

2.	Value Added Tax (VAT)

•	Rather than paying VAT on purchases, the beneficiaries of the RIGI will provide its suppliers with Tax Credit Certificates. The Tax Credit Certificates can also be used to pay the VAT generated by imports of equipment. This prevents from tying up funds as VAT credits to be recovered against future exports. Implementation of this benefit will require extensive regulation.

•	Suppliers may use the certificates to offset their VAT obligations and, if there is a VAT credit left to recover, they may transfer (sell) the VAT credit to third parties.

3.	Other Taxes

•	The beneficiaries of the regimen will have a 100% tax credit for the amounts paid for Bank Transactions Tax to offset the income tax obligations.

•	Provinces and Municipalities cannot establish new taxes affecting the projects, except for service fees that do not exceed the cost of the service provided to the beneficiary.

4.	Imports

•	Freedom to import without quotas or restrictions.

•	Exemption from import duties on capital goods, spare parts, parts, components and consumables.

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5.	Exports

•	Freedom to export the products produced by the project.

•	Exemption from export duties after three years of registration. The exemption applies for two years in Strategic Export projects.

•	Maximum Principal gross revenue royalty of 5% (at the discretion of the Province).

6.	Foreign Exchange Regime

•	Foreign proceeds from exports are freely available: 20% of proceeds after two years of the commencement of production; 40% after three years, and 100% after four years onwards.

•	In the case of a Strategic Export project, the foreign proceeds are freely available as follows: 20% of proceeds after one year of the commencement of production; 40% after two years, and 100% after three years onwards.

•	Foreign proceeds from external financing are freely available. Foreign assets abroad do not generate foreign exchange restrictions.

•	Free access to the foreign exchange market for the repayment of loans, repatriation of investments, payment of interests and dividends, conditional on the investment or loan having been entered through the exchange market.

7.	Stability Safeguards

Beneficiaries are also granted tax, customs and foreign exchange stability for 30 years from joining the RIGI. In the case of Strategic Export projects developed in stages, stability can be extended up to 40 years from the commencement of production of the first stage.

The safeguards offered by the stability have these main features:

•	Tax stability applies by tax and not by total tax burden. It also applies to withholding taxes on payments to foreign beneficiaries. In the event of an increase in taxes, the beneficiaries of the regimen may reject the payment of the tax exceeding stability or pay the tax and use the amount of the tax paid as a tax credit against any other national tax. A breach of stability is presumed (it is not necessary to prove it) if it comes from a legal or regulatory change. In the case of tax reduction, the beneficiaries can automatically take advantage of it.

•	Customs stability includes a mechanism that allows the beneficiaries to make a manual self-assessment applying the stabilized duties instead of the automatic calculation by the customs system.

•	Foreign exchange stability protects against regulations imposing more burdensome or restrictive conditions. The law allows beneficiaries to reject the application of the new rule. The Central Bank cannot initiate criminal proceedings without first carrying out a process to determine whether the exchange stability applies to the case.

Dispute Resolution

•	Disputes can be resolved by administrative proceedings or international arbitration outside Argentina. Arbitration can be initiated, even if the administrative procedure has not been completed.

•	The arbitration is to be done outside of Argentina, under the rules of the PCA, ICC or ICSID, with arbitrators who are neither Argentine nor nationals of the investor's country.

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Appendix B

- Detailed Data From the 2023-2024 Drilling Campaign at Los Azules -

Table 1 – Recent Los Azules Drilling Results

Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ24316	26	Total	111.0	315.5	204.5	0.63	0.05	1.23
		Enriched	111.0	293.0	182.0	0.64	0.05	1.22	Incl. 123 m of 0.8% Cu
		Primary	293.0	315.5	22.5	0.26	0.00	1.70
AZ24317	56	Total	107.0	305.0	198.0	0.18	0.03	0.61
		Enriched	107.0	305.0	198.0	0.18	0.03	0.61
		Primary
AZ24318MET	50	Total	124.0	229.5	105.5	0.70	0.05	2.53
		Enriched	124.0	229.5	105.5	0.70	0.05	2.53	Incl. 12 m of 1.44% Cu
		Primary
AZ24319	35	Total	160.0	355.0	195.0	0.45	0.04	0.96
		Enriched	160.0	332.0	172.0	0.48	0.04	1.04	Incl. 84 m of 0.51% Cu
		Primary	332.0	355.0	23.0	0.27	0.03	0.36
AZ24320	32	Total	58.0	204.0	146.0	0.89	0.05	1.67
		Enriched	58.0	204.0	146.0	0.89	0.05	1.67
		Primary
AZ24321	30	Total	117.0	389.8	272.8	0.60	0.05	1.32
		Enriched	117.0	389.8	272.8	0.60	0.05	1.32	Incl. 12 m of 0.85% Cu
		Primary
AZ24322	44	Total	144.0	491.0	347.0	0.43	0.06	1.78
		Enriched	144.0	491.0	347.0	0.43	0.06	1.78	Incl. 130 m of 0.57% Cu
		Primary
AZ24323	26	Total	86.0	184.6	98.6	0.19	0.01	0.64
		Enriched	86.0	184.6	98.6	0.19	0.01	0.64
		Primary
AZ24324	34	Total	108.0	343.0	235.0	0.37	0.02	0.36
		Enriched	108.0	322.0	214.0	0.40	0.02	0.37	Incl. 12 m of 0.92% Cu
		Primary	322.0	343.0	21.0	0.12	0.02	0.30
AZ24325	25	Total	76.0	338.0	262.0	0.19	0.02	0.65
		Enriched	76.0	266.0	190.0	0.21	0.02	0.65
		Primary	266.0	338.0	72.0	0.14	0.02	0.64
AZ24326	26	Total	108.0	331.0	223.0	0.42	0.05	1.30
		Enriched	108.0	256.0	148.0	0.52	0.07	1.47	Incl. 57.7 m of 0.59% Cu
		Primary	256.0	331.0	75.0	0.23	0.03	0.95
AZ24327	31	Total	78.0	316.0	238.0	0.38	0.03	1.10
		Enriched	78.0	316.0	238.0	0.38	0.03	1.10
		Primary
AZ24328	48	Total	126.0	231.0	105.0	0.08	0.02	1.13
		Enriched	126.0	231.0	105.0	0.08	0.02	1.13
		Primary
AZ24329	29	Total	90.0	332.0	242.0	0.24	0.03	0.89
		Enriched	90.0	290.0	200.0	0.25	0.03	0.96
		Primary	290.0	332.0	42.0	0.17	0.02	0.56
AZ24330	56	Total	164.0	185.0	21.0	0.70	0.03	1.26
		Enriched	164.0	185.0	21.0	0.70	0.03	1.26
		Primary

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Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ24332	28	Total	136.0	255.6	119.6	0.72	0.06	1.72
		Enriched	136.0	255.6	119.6	0.72	0.06	1.72
		Primary
AZ24334	48	Total	104.0	657.0	553.0	0.42	0.07	2.94
		Enriched	104.0	412.0	308.0	0.50	0.08	3.53	Incl. 60 m of 0.71% Cu
		Primary	412.0	657.0	245.0	0.32	0.06	2.21
AZ24335	31	Total	69.5	227.5	158.0	0.84	0.10	0.98
		Enriched	69.5	227.5	158.0	0.84	0.10	0.98	Incl. 78.5 m of 1.10% Cu
		Primary
AZ24336CC	8a	Total	218.0	501.0	283.0	0.20	0.08	1.93
		Enriched	218.0	370.0	152.0	0.25	0.14	2.76
		Primary	370.0	501.0	131.0	0.14	0.02	0.91
AZ24338	5a	Total	252.0	729.5	477.5	0.19	0.02	0.88
		Enriched	252.0	490.0	238.0	0.23	0.04	0.97
		Primary	490.0	729.5	239.5	0.14	0.01	0.78
AZ24339CC	12a	Total	140.0	517.5	377.5	0.16	0.02	0.68
		Enriched	140.0	470.0	330.0	0.17	0.02	0.67
		Primary	470.0	517.5	47.5	0.11	0.01	0.74
AZ24340	26	Total	66.0	300.5	234.5	0.50	0.04	1.04
		Enriched	66.0	300.5	234.5	0.50	0.04	1.04	Incl. 72 m of 0.78% Cu
		Primary
AZ24341	48	Total	87.0	261.5	174.5	0.57	0.07	1.09
		Enriched	87.0	261.5	174.5	0.57	0.07	1.09
		Primary
AZ24342	28	Total	81.0	235.5	154.5	0.39	0.05	2.82
		Enriched	81.0	235.5	154.5	0.39	0.05	2.82
		Primary
AZ24343	58	Total	71.0	365.6	294.6	0.17	0.01	0.67
		Enriched	71.0	344.0	273.0	0.18	0.01	0.70
		Primary	344.0	365.6	21.6	0.07	0.00	0.30
AZ24344	43	Total	140.0	312.0	172.0	0.43	0.05	1.50
		Enriched	140.0	312.0	172.0	0.43	0.05	1.50	Incl. 52 m of 0.62% Cu
		Primary
AZ24345	44	Total	80.7	291.2	210.5	0.37	0.02	1.98
		Enriched	80.7	190.0	109.3	0.55	0.02	1.68	Incl. 66 m of 0.66% Cu
		Primary	190.0	291.2	101.2	0.17	0.02	2.31
AZ24346	40	Total	44.0	196.6	152.6	0.06	0.00	0.64
		Enriched	44.0	100.0	56.0	0.07	0.00	0.33
		Primary	100.0	196.6	96.6	0.06	0.00	0.83
AZ24347	14	Total	88.0	295.8	207.8	0.30	0.05	0.90
		Enriched	88.0	286.0	198.0	0.30	0.05	0.94
		Primary	286.0	295.8	9.8	0.15	0.06	0.30

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Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ24348	40	Total	168.0	373.7	205.7	0.20	0.01	0.56
		Enriched	168.0	373.7	205.7	0.20	0.01	0.56
		Primary
AZ24349	22	Total	98.0	356.0	258.0	0.44	0.04	1.27
		Enriched	98.0	339.4	241.4	0.46	0.04	1.31	Incl. 84 m of 0.78% Cu
		Primary	339.4	356.0	16.6	0.20	0.03	0.63
AZ24350	30	Total	96.0	224.0	128.0	0.10	0.02	1.01
		Enriched	96.0	154.0	58.0	0.12	0.03	1.21
		Primary	154.0	224.0	70.0	0.08	0.02	0.85
AZ24351A	29	Total	110.0	449.4	339.4	0.29	0.03	1.52
		Enriched	110.0	400.0	290.0	0.31	0.03	1.69
		Primary	400.0	449.4	49.4	0.12	0.01	0.51
AZ24352	12	Total	168.3	379.3	211.0	0.34	0.05	0.67
		Enriched	168.3	358.0	189.7	0.36	0.05	0.56
		Primary	358.0	379.3	21.3	0.13	0.03	1.62
AZ24353	46	Total	90.0	338.5	248.5	0.35	0.04	1.85
		Enriched	90.0	320.0	230.0	0.37	0.04	1.96
		Primary	320.0	338.5	18.5	0.12	0.00	0.52
AZ24354	42	Total	194.0	331.0	137.0	0.14	0.01	0.71
		Enriched	194.0	331.0	137.0	0.14	0.01	0.71
		Primary
AZ24355	56	Total	84.5	288.5	204.0	0.23	0.01	0.87
		Enriched	84.5	288.5	204.0	0.23	0.01	0.87
		Primary
AZ24356	56	Total	51.0	205.5	154.5	0.70	0.15	3.79
		Enriched	51.0	108.0	57.0	0.17	0.04	1.43
		Primary	108.0	205.5	97.5	1.01	0.21	5.14	Incl. 30 m of 2.84% Cu
AZ24357	22	Total	152.0	386.0	234.0	0.21	0.02	2.51
		Enriched	152.0	302.0	150.0	0.24	0.02	0.45
		Primary	302.0	386.0	84.0	0.17	0.02	6.18
AZ24358	36	Total	70.2	264.5	194.3	0.23	0.01	0.57
		Enriched	70.2	188.0	117.8	0.18	0.01	0.53
		Primary	188.0	264.5	76.5	0.31	0.00	0.62
AZ24360	24	Total	84.0	335.5	251.5	0.21	0.02	0.89
		Enriched	84.0	258.0	174.0	0.25	0.02	0.87
		Primary	258.0	335.5	77.5	0.12	0.02	0.93
AZ24361	12	Total	220.0	335.2	115.2	0.42	0.06	1.37
		Enriched	220.0	308.0	88.0	0.49	0.07	1.35	Incl. 28 m of 0.68% Cu
		Primary	308.0	335.2	27.2	0.17	0.03	1.45
AZ24362	34	Total	76.0	309.0	233.0	0.34	0.01	1.01
		Enriched	76.0	309.0	233.0	0.34	0.01	1.01
		Primary

McEwen Mining Inc.	Page 13

Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ24363	48	Total	96.0	335.6	239.6	0.18	0.01	0.71
		Enriched	96.0	250.0	154.0	0.20	0.00	0.57
		Primary	250.0	335.6	85.6	0.14	0.01	0.96
AZ24364	51	Total	92.0	215.4	123.4	0.21	0.03	0.82
		Enriched	92.0	215.4	123.4	0.21	0.03	0.82
		Primary
AZ24365	55	Total	118.0	291.5	173.5	0.40	0.01	1.32
		Enriched	118.0	291.5	173.5	0.40	0.01	1.32	Incl. 10 m of 0.89% Cu
		Primary
AZ24366	22	Total	182.0	328.2	146.2	0.17	0.02	0.78
		Enriched	182.0	298.0	116.0	0.19	0.02	0.91
		Primary	298.0	328.2	30.2	0.10	0.01	0.25
AZ24367	50	Total	94.0	433.5	339.5	0.32	0.05	1.30
		Enriched	94.0	400.0	306.0	0.32	0.06	1.30
		Primary	400.0	433.5	33.5	0.26	0.04	1.34
AZ24368	4	Total	138.0	220.5	82.5	0.21	0.03	0.52
		Enriched	138.0	220.5	82.5	0.21	0.03	0.52
		Primary
AZ24369A	48	Total	122.0	248.0	126.0	0.61	0.05	1.14
		Enriched	122.0	248.0	126.0	0.61	0.05	1.14	Incl. 58 m of 1.01% Cu
		Primary
AZ24370	8	Total	156.0	290.0	134.0	0.39	0.04	0.53
		Enriched	156.0	262.0	106.0	0.44	0.05	0.60	Incl. 20 m of 0.81% Cu
		Primary	262.0	290.0	28.0	0.22	0.04	0.25
AZ24371	36	Total	98.0	302.1	204.1	0.31	0.03	0.74
		Enriched	98.0	290.0	192.0	0.32	0.03	0.77
		Primary	290.0	302.1	12.1	0.16	0.00	0.25
AZ24372	10	Total	155.7	298.2	142.5	0.38	0.06	0.99
		Enriched	155.7	298.2	142.5	0.38	0.06	0.99
		Primary
AZ24373	54	Total	120.0	291.5	171.5	0.22	0.00	0.71
		Enriched	120.0	264.0	144.0	0.23	0.00	0.75
		Primary	264.0	291.5	27.5	0.13	0.00	0.53
AZ24374	52	Total	91.3	340.6	249.3	0.35	0.01	0.54
		Enriched	91.3	340.6	249.3	0.35	0.01	0.54
		Primary
AZ24375	45	Total	152.0	369.0	217.0	1.11	0.07	3.65
		Enriched	152.0	369.0	217.0	1.11	0.07	3.65	Incl. 100 m of 1.32% Cu
		Primary
AZ24376	4	Total	158.0	261.9	103.9	0.21	0.05	1.13
		Enriched	158.0	193.0	35.0	0.28	0.02	0.69
		Primary	193.0	261.9	68.9	0.18	0.06	1.35

McEwen Mining Inc.	Page 14

Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ24377	9	Total	148.0	297.5	149.5	0.40	0.04	0.89
		Enriched	148.0	291.4	143.4	0.41	0.04	0.88	Incl. 40 m of 0.62% Cu
		Primary	291.4	297.5	6.2	0.20	0.04	0.92
AZ24378	29	Total	174.0	454.0	280.0	0.38	0.05	1.31
		Enriched	174.0	314.0	140.0	0.41	0.05	1.19
		Primary	314.0	454.0	140.0	0.34	0.06	1.43
AZ24379	24	Total	114.0	365.8	251.8	0.22	0.02	0.89
		Enriched	114.0	365.8	251.8	0.22	0.02	0.89
		Primary
AZ24380	5	Total	60.0	287.5	227.5	0.16	0.01	0.62
		Enriched	60.0	256.0	196.0	0.17	0.01	0.63
		Primary	256.0	287.5	31.5	0.12	0.00	0.58
AZ24381	18	Total	234.0	375.1	141.1	0.16	0.02	0.90
		Enriched	234.0	292.0	58.0	0.22	0.02	0.90
		Primary	292.0	375.1	83.1	0.12	0.02	0.90
AZ24382	20	Total	194.0	385.0	191.0	0.13	0.02	0.60
		Enriched	194.0	329.0	135.0	0.15	0.02	0.70
		Primary	329.0	385.0	56.0	0.10	0.01	0.37
AZ24383	50	Total	74.2	371.7	297.5	0.38	0.01	8.00
		Enriched	74.2	356.0	281.8	0.39	0.01	8.39
		Primary	356.0	371.7	15.7	0.18	0.01	0.86
AZ24384	18	Total	202.3	270.0	67.7	0.16	0.01	0.29
		Enriched	202.3	270.0	67.7	0.16	0.01	0.29
		Primary
AZ24385	38	Total	84.0	250.4	166.4	0.21	0.00	0.44
		Enriched	84.0	216.0	132.0	0.21	0.00	0.46
		Primary	216.0	250.4	34.4	0.19	0.01	0.33
AZ24386	1a	Total	228.0	380.3	152.3	0.21	0.06	1.07
		Enriched	228.0	378.0	150.0	0.21	0.06	1.06
		Primary	378.0	380.3	2.3	0.22	0.02	1.50
AZ24387	52	Total	62.0	452.0	390.0	0.46	0.07	2.27
		Enriched	62.0	106.0	44.0	0.69	0.10	2.72	Incl. 44 m of 0.69% Cu
		Primary	106.0	202.0	96.0	0.43	0.06	2.33	Incl. 132 m of 0.51% Cu
AZ24388	6	Total	170.0	245.3	75.3	0.21	0.10	1.22
		Enriched	170.0	221.7	51.7	0.22	0.10	0.99
		Primary	221.7	245.3	23.6	0.20	0.11	1.77
AZ24389	28	Total	176.0	343.3	167.3	0.16	0.01	0.52
		Enriched	176.0	343.3	167.3	0.16	0.01	0.52
		Primary
AZ24390	24	Total	194.0	338.8	144.8	0.15	0.01	0.38
		Enriched	194.0	338.8	144.8	0.15	0.01	0.38
		Primary
AZ24391	45	Total	133.0	331.0	198.0	0.84	0.09	2.32
		Enriched	133.0	331.0	198.0	0.84	0.09	2.32	Incl. 129 m of 1.16% Cu
		Primary

McEwen Mining Inc.	Page 15

Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ24392A	54	Total	100.0	324.0	224.0	0.15	0.01	0.68
		Enriched	100.0	306.0	206.0	0.16	0.01	0.71
		Primary	306.0	324.0	18.0	0.13	0.00	0.27
AZ24393	16	Total	186.0	264.7	78.7	0.08	0.02	0.42
		Enriched	186.0	264.7	78.7	0.08	0.02	0.42
		Primary
AZ24394	28	Total	69.0	242.3	173.3	0.20	0.02	1.65
		Enriched	69.0	144.0	75.0	0.14	0.01	0.46
		Primary	144.0	242.3	98.3	0.24	0.03	2.55
AZ24395A	20	Total	168.0	407.0	239.0	0.16	0.01	0.45
		Enriched	168.0	407.0	239.0	0.16	0.01	0.45
		Primary
AZ24396	49	Total	81.0	497.0	416.0	0.37	0.13	2.40
		Enriched	81.0	440.0	359.0	0.39	0.15	2.50
		Primary	440.0	497.0	57.0	0.25	0.05	1.76
AZ24397	16	Total	198.0	412.4	214.4	0.25	0.05	1.11
		Enriched	198.0	322.0	124.0	0.34	0.07	1.39
		Primary	322.0	412.4	90.4	0.13	0.02	0.72
AZ24398	3a	Total	194.0	408.8	214.8	0.23	0.04	45.73
		Enriched	194.0	408.8	214.8	0.23	0.04	45.73
		Primary
AZ24399	16	Total	172.0	367.9	195.9	0.55	0.07	0.96
		Enriched	172.0	367.9	195.9	0.55	0.07	0.96	Incl. 104 m of 0.65% Cu
		Primary
AZ24400	26	Total	176.0	227.0	51.0	0.36	0.01	2.33
		Enriched	176.0	227.0	51.0	0.36	0.01	2.33
		Primary
AZ24401	32	Total	78.0	324.5	246.5	0.24	0.00	0.62
		Enriched	78.0	324.5	246.5	0.24	0.00	0.62
		Primary
AZ24402	20	Total	66.0	230.0	164.0	0.24	0.01	0.56
		Enriched	66.0	166.0	100.0	0.29	0.01	0.64
		Primary	166.0	230.0	64.0	0.17	0.01	0.44
AZ24403	43	Total	151.0	427.0	276.0	0.86	0.06	2.32
		Enriched	151.0	427.0	276.0	0.86	0.06	2.32	Incl. 160.0 m of 0.96% Cu
		Primary
AZ24404	29	Total	66.7	73.5	6.9	0.19	0.02	0.58
		Enriched	66.7	72.0	5.4	0.18	0.01	0.25
		Primary	72.0	73.5	1.5	0.23	0.04	1.80
AZ24404A	29	Total	87.0	133.0	46.0	0.14	0.01	2.18
		Enriched
		Primary	87.0	133.0	46.0	0.14	0.01	2.18

McEwen Mining Inc.	Page 16

Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ24404B	29	Total	133.0	187.5	54.5	0.22	0.01	0.56
		Enriched
		Primary	133.0	187.5	54.5	0.22	0.01	0.56
AZ24405	14	Total	246.0	317.6	71.6	0.15	0.03	0.65
		Enriched	246.0	314.0	68.0	0.15	0.03	0.65
		Primary	314.0	317.6	3.6	0.16	0.02	0.61
AZ24406	55	Total	84.0	324.2	240.2	0.10	0.03	0.78
		Enriched	84.0	230.0	146.0	0.14	0.02	0.79
		Primary	230.0	324.2	94.2	0.05	0.04	0.77
AZ24407	12	Total	186.0	259.0	73.0	0.09	0.03	0.42
		Enriched	186.0	259.0	73.0	0.09	0.03	0.42
		Primary
AZ24408	32	Total	80.0	313.5	233.5	0.25	0.01	0.67
		Enriched	80.0	313.5	233.5	0.25	0.01	0.67
		Primary
AZ24409	54	Total	102.0	270.0	168.0	0.23	0.01	0.90
		Enriched	102.0	270.0	168.0	0.23	0.01	0.90
		Primary
AZ24410	6	Total	186.0	241.0	55.0	0.19	0.02	0.43
		Enriched	186.0	241.0	55.0	0.19	0.02	0.43
		Primary
AZ24411	14	Total	180.0	334.0	154.0	0.19	0.06	0.80
		Enriched	180.0	232.0	52.0	0.31	0.08	0.70
		Primary	232.0	334.0	102.0	0.13	0.05	0.86
AZ24412	12	Total	180.2	297.5	117.3	0.20	0.04	0.96
		Enriched	180.2	272.0	91.8	0.22	0.04	0.99
		Primary	272.0	297.5	25.5	0.13	0.04	0.85
AZ24413	38	Total	136.0	317.0	181.0	0.19	0.01	0.64
		Enriched	136.0	317.0	181.0	0.19	0.01	0.64
		Primary
AZ24414	47	Total	110.0	415.6	305.6	0.55	0.06	2.25
		Enriched	110.0	415.6	305.6	0.55	0.06	2.25	Incl. 104.5 m of 0.73% Cu
		Primary
AZ24415	56	Total	108.0	346.0	238.0	0.15	0.04	0.74
		Enriched	108.0	322.0	214.0	0.15	0.04	0.74
		Primary	322.0	346.0	24.0	0.12	0.05	0.73
AZ24417	12	Total	126.0	253.7	127.7	0.32	0.04	0.90
		Enriched	126.0	253.7	127.7	0.32	0.04	0.90
		Primary
AZ24418	16	Total	141.0	329.0	188.0	0.57	0.09	0.70
		Enriched	141.0	284.0	143.0	0.63	0.09	0.77	Incl. 64 m of 0.66% Cu
		Primary	284.0	329.0	45.0	0.41	0.11	0.48	Incl. 7 m of 0.58% Cu

McEwen Mining Inc.	Page 17

Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu (%)	Au (g/t)	Ag (g/t)	Comment
AZ24419	6	Total	182.0	248.0	66.0	0.15	0.04	1.16
		Enriched	182.0	204.0	22.0	0.27	0.03	0.77
		Primary	204.0	248.0	44.0	0.09	0.05	1.35
AZ24421	44	Total	100.0	229.0	129.0	0.64	0.06	1.71
		Enriched	100.0	229.0	129.0	0.64	0.06	1.71	Incl. 72 m of 0.85% Cu
		Primary
AZ24422	42	Total	184.0	236.2	52.2	1.31	0.11	2.16
		Enriched	184.0	236.2	52.2	1.31	0.11	2.16
		Primary
GTK2424	15	Total	106.0	152.8	46.8	0.44	0.05	3.62
		Enriched	106.0	152.8	46.8	0.44	0.05	3.62	Incl. 29.0 m of 0.60% Cu
		Primary
GTK2424B	15	Total	152.8	272.9	120.2	0.69	0.03	1.30
		Enriched	152.8	155.0	2.3	0.28	0.06	6.50
		Primary	155.0	272.9	117.9	0.70	0.03	1.18
GTK2425	15	Total	150.0	300.0	150.0	0.21	0.05	1.00
		Enriched	150.0	300.0	150.0	0.21	0.05	1.00
		Primary
GTK2426	43	Total	70.0	400.0	330.0	0.62	0.09	1.99
		Enriched	70.0	400.0	330.0	0.62	0.09	1.99	Incl. 150 m of 0.86% Cu
		Primary
GTK2427	25	Total	160.0	250.0	90.0	0.14	0.00	0.37
		Enriched	160.0	250.0	90.0	0.14	0.00	0.37
		Primary
GTK2430	25	Total	121.5	125.0	3.5	0.08	0.00	0.25
		Enriched	121.5	125.0	3.5	0.08	0.00	0.25
		Primary
GTK2430A	25	Total	98.0	300.0	202.0	0.19	0.02	1.13
		Enriched	98.0	300.0	202.0	0.19	0.02	1.13
		Primary
GTK2431	49	Total	72.0	400.0	328.0	0.35	0.03	1.48
		Enriched	72.0	400.0	328.0	0.35	0.03	1.48
		Primary
GTK2432	8	Total	236.0	350.0	114.0	0.30	0.05	0.99
		Enriched	236.0	350.0	114.0	0.30	0.05	0.99
		Primary
OBS-MW-1	56	Total	42.0	519.0	477.0	0.08	0.04	0.50
		Enriched	42.0	198.0	156.0	0.15	0.08	0.75
		Primary	198.0	519.0	321.0	0.05	0.01	0.38
OBS-MW-2	45	Total	58.0	401.0	343.0	0.55	0.07	1.72
		Enriched	58.0	401.0	343.0	0.55	0.07	1.72	Incl. 124 m of 0.80% Cu
		Primary
OBS-MW-3	13	Total	196.0	332.0	136.0	0.55	0.06	1.28
		Enriched	196.0	318.0	122.0	0.58	0.06	1.38	Incl. 116 m of 0.60% Cu
		Primary	318.0	332.0	14.0	0.22	0.06	0.25
OBS-MW-3A	13	Total	331.5	542.0	210.5	0.28	0.03	0.53
		Enriched
		Primary	331.5	542.0	210.5	0.28	0.03	0.53
OBS-MW-4	43	Total	72.0	404.0	332.0	0.30	0.02	1.31
		Enriched	72.0	228.0	156.0	0.34	0.03	1.60
		Primary	228.0	404.0	176.0	0.26	0.01	1.06

McEwen Mining Inc.	Page 18

Table 2 – Locations and Lengths of Recent Los Azules Drilling Results

HOLE-ID	Azimuth	Dip	Length	Loc X	Loc Y	Loc Z
AZ24316	250	-73	315.5	2383435.1	6558678.2	3666.7
AZ24317	70	-69	305.0	2383122	6560160.6	3674.5
AZ24318MET	90	-36	229.5	2382779.4	6559715.5	3599.8
AZ24319	70	-74	355.0	2383196.1	6559064.4	3662.8
AZ24320	270	-74	204.0	2383392.9	6558995.4	3643.8
AZ24321	250	-71	389.8	2383587.5	6558949.7	3658.1
AZ24322	250	-74	491.0	2383529.3	6559670.4	3678.8
AZ24323	250	-75	184.6	2382815.5	6558454.5	3745.7
AZ24324	70	-74	343.0	2383177	6559013.5	3655.6
AZ24325	70	-75	338.0	2383203	6558546.2	3674.4
AZ24326	70	-75	331.0	2383435	6558675.4	3666.9
AZ24327	250	-73	316.0	2383306.1	6558900.8	3659
AZ24328	68	-78	231.0	2383354.5	6559819.4	3629.4
AZ24329	250	-76	332.0	2383267.6	6558804.7	3662.4
AZ24330	263	-70	185.0	2383121.7	6560157.4	3674.5
AZ24332	70	-70	255.6	2383385.1	6558761.7	3663.1
AZ24333	301	-52	194.8	2383371.7	6559955.7	3634.3
AZ24334	250	-80	657.0	2383092.1	6559726.7	3614.6
AZ24335	70	-78	227.5	2383420.4	6558945.8	3646
AZ24336CC	250	-75	501.0	2383790.1	6557046.2	3823
AZ24338	250	-70	729.5	2384000	6557297.5	3883.3
AZ24339CC	250	-75	517.5	2383757.2	6556832.1	3814.6
AZ24340	70	-75	300.5	2383315.6	6558678	3668.4
AZ24341	250	-70	261.5	2383352	6559818.5	3629.4
AZ24342	70	-77	235.5	2383292.3	6558738.8	3661.9
AZ24343	185	-66	365.6	2382578.4	6560067	3586.9
AZ24344	250	-72	312.0	2383467.1	6559604.4	3666.3
AZ24345	250	-71	291.2	2382849.6	6559429.1	3630
AZ24346	249	-67	196.6	2382734.1	6559174.8	3658.4
AZ24347	250	-75	295.8	2383765.6	6558161.7	3713.7
AZ24348	70	-76	373.7	2383529.3	6559460.5	3689.2
AZ24349	250	-71	356.0	2383437.7	6558468.5	3700.7
AZ24350	243	-68	224.0	2382747.6	6558657.2	3744.2

McEwen Mining Inc.	Page 19

HOLE-ID	Azimuth	Dip	Length	Loc X	Loc Y	Loc Z
AZ24351A	70	-73	449.4	2383570.2	6558891.6	3657
AZ24352	250	-76	379.3	2383637.7	6558013.6	3763
AZ24353	250	-71	338.5	2382747.2	6559491.2	3634.9
AZ24354	70	-72	331.0	2383492	6559556	3675.8
AZ24355	198	-69	288.5	2382702.8	6560022.5	3591
AZ24356	119	-63	205.5	2383473.6	6560288.5	3635.9
AZ24357	250	-74	386.0	2383719.2	6558572.6	3692.8
AZ24358	250	-74	264.5	2382963.9	6559038.7	3656.4
AZ24360	242	-81	335.5	2383323.4	6558544.4	3672.3
AZ24361	70	-67	335.2	2383633.7	6558012.4	3762.8
AZ24362	70	-77	309.0	2382967.6	6558938	3658
AZ24363	250	-68	335.6	2382600.9	6559549.9	3631.6
AZ24364	305	-63	215.4	2383473.5	6560004.4	3632.3
AZ24365	209	-65	291.5	2382823.8	6559998.4	3596.3
AZ24366	70	-74	328.2	2383719.2	6558572.5	3692.9
AZ24367	150	-70	433.5	2383369.4	6559934.6	3632.3
AZ24368	70	-70	220.5	2383843.8	6557666.9	3759.5
AZ24369A	15	-35	248.0	2382815.2	6559609.1	3611.2
AZ24370	70	-73	290.0	2383762.9	6557847.5	3751
AZ24371	70	-80	302.1	2382963.7	6559039.3	3656.6
AZ24372	70	-72	298.2	2383721.7	6557926.1	3743.3
AZ24373	70	-75	291.5	2382487.8	6559839.3	3587.8
AZ24374	70	-80	340.6	2382378.8	6559677.2	3595.8
AZ24375	280	-40	369.0	2383234.7	6559609	3618
AZ24376	250	-76	261.9	2383854.5	6557668	3759.8
AZ24377	250	-70	297.5	2383912.7	6557951.5	3733.8
AZ24378	249	-84	454.0	2383572.8	6558894.3	3656.9
AZ24379	250	-79	365.8	2383672.9	6558661.5	3671.5
AZ24380	250	-69	287.5	2383520.9	6557574.7	3754.9
AZ24381	250	-73	375.1	2383881.6	6558410.5	3744.4
AZ24382	250	-75	385.0	2383812.9	6558493.9	3722.1
AZ24383	250	-75	371.7	2382534.8	6559631	3619.9
AZ24384	70	-72	270.0	2383876	6558413.8	3744
AZ24385	250	-74	250.4	2382677.9	6559044.2	3699.1
AZ24386	70	-66	380.3	2383594.5	6557354.9	3770
AZ24387	160	-75	452.0	2383073.9	6559955.7	3615.8
AZ24388	250	-73	245.3	2383809	6557753.3	3759.2
AZ24389	70	-75	343.3	2383652.7	6558870.2	3668.6
AZ24390	70	-67	338.8	2383672.7	6558661.5	3671.8
AZ24391	218	-37	331.0	2383237.1	6559607.8	3618
AZ24392A	250	-71	324.0	2382488.6	6559841.7	3587.7
AZ24393	70	-74	264.7	2383915.7	6558318.9	3763.5
AZ24394	250	-71	242.3	2383003.5	6558630.9	3681.5
AZ24395A	70	-72	407.0	2383810.6	6558491.4	3722.2
AZ24396	70	-70	497.0	2382951.1	6559736.8	3610.2

McEwen Mining Inc.	Page 20

HOLE-ID	Azimuth	Dip	Length	Loc X	Loc Y	Loc Z
AZ24397	250	-73	412.4	2383914.1	6558320	3763.5
AZ24398	250	-75	408.8	2383875.3	6557352.8	3819.4
AZ24399	250	-71	367.9	2383549.7	6558195.1	3737.3
AZ24400	70	-80	227.0	2383849.2	6558833.7	3730
AZ24401	70	-71	324.5	2382979.8	6558834.9	3659.8
AZ24402	70	-79	230.0	2383224.9	6558285.7	3695.7
AZ24403	288	-38	427.0	2383241	6559501	3622.5
AZ24404	70	-80	73.5	2382979.1	6558675.9	3676.6
AZ24404A	70	-80	133.0	2382976.8	6558675.1	3676.4
AZ24404B	70	-80	187.5	2382979.2	6558676.2	3676.5
AZ24405	70	-70	317.6	2383898.7	6558212.1	3758.5
AZ24406	5	-73	324.2	2382428.7	6559844.6	3584.9
AZ24407	70	-75	259.0	2383947.8	6558123.8	3772.9
AZ24408	250	-73	313.5	2383123.5	6558887.3	3652.9
AZ24409	70	-71	270.0	2383325.1	6560123.8	3637
AZ24410	70	-74	241.0	2383810.2	6557751.3	3759.3
AZ24411	250	-75	334.0	2383900.6	6558211.4	3758.5
AZ24412	250	-77	297.5	2383951.4	6558124.2	3773.1
AZ24413	70	-71	317.0	2383520.4	6559350.7	3679.3
AZ24414	270	-48	415.6	2383225.1	6559738	3619.7
AZ24415	70	-70	346.0	2383245	6560206.7	3679.7
AZ24416	250	-75	201.0	2380165.6	6563489.6	3660.7
AZ24417	250	-67	253.7	2383846.3	6558100	3721.4
AZ24418	70	-77	329.0	2383458.5	6558159	3714.9
AZ24419	70	-73	248.0	2383934.6	6557799	3756.1
AZ24420	70	-72	130.2	2383908.7	6557896.2	3737
AZ24421	259	-62	229.0	2383234.5	6559560.4	3621.3
AZ24422	250	-35	236.2	2383244	6559487.3	3620.8
GTK2424	240	-60	152.8	2383264.4	6558036.3	3715.5
GTK2424B	240	-60	272.9	2383267	6558032.5	3715.7
GTK2425	60	-60	300.0	2383748.7	6558200.4	3706.7
GTK2426	60	-70	400.0	2383250.9	6559528.2	3623.5
GTK2427	60	-65	250.0	2383595.5	6558686.7	3667
GTK2428	0	-90	100.2	2383357.8	6558607.9	3682.7
GTK2429	0	-90	100.0	2383198.9	6559061.2	3662.6
GTK2430	240	-65	125.0	2383142.9	6558538.2	3676.3
GTK2430A	240	-65	300.0	2383142.1	6558540.1	3676.3
GTK2431	340	-65	400.0	2382804.6	6559687.8	3607.7
GTK2432	170	-65	350.0	2383672.8	6557811.5	3784.3
OBS-MW-1	0	-90	519	2383457.9	6560277.3	3636.7
OBS-MW-2	0	-90	401	2383284.9	6559630	3627.1
OBS-MW-3	0	-90	332	2383569.5	6558052.6	3777
OBS-MW-3A	0	-90	542	2383570.4	6558052.5	3776.8
OBS-MW-4	0	-90	404	2382888.5	6559379	3633.9

Coordinates listed in Table 2 based on Gauss Kruger - POSGAR 94 Zone 2

McEwen Mining Inc.	Page 21

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations, or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

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McEwen Mining Inc.	Page 22